SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2003

CompuMed, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14210	95-2860434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 W. Century Blvd, Suite 1285, Los Angeles, California		90045
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 258-5000

Item 9.    Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On August 11, 2003, CompuMed, Inc. (“CompuMed”) issued a press release setting forth CompuMed’s third-quarter 2003 earnings. A copy of CompuMed’s press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Item 12. Results of Operation and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On August 11, 2003, CompuMed, Inc. (“CompuMed”) issued a press release setting forth CompuMed’s third-quarter 2003 earnings. A copy of CompuMed’s press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

(99)

Press release, dated: August 11, 2003, issued by CompuMed, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CompuMed, Inc.

	By:	/s/ JOHN G. MCLAUGHLIN
John G. McLaughlin
President and Chief Executive Officer

Date: August 11, 2003